UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________________
FORM 8-K
___________________________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report: June 16, 2020
(Date of earliest event reported)
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BLOOM ENERGY CORPORATION
(Exact name of Registrant as specified in its charter)

001-38598
Commission File Number
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Delaware	77-0565408
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

4353 North First Street, San Jose, California	95134
(Address of principal executive offices)	(Zip Code)

408 543-1500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class(1)	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock $0.0001 par value	“BE”	New York Stock Exchange

(1)	Our Class B Common Stock is not registered but is convertible into shares of Class A Common Stock at the election of the holder.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders
A Special Meeting of Stockholders of Bloom Energy Corporation was held on June 16, 2020 (the “Special Meeting”). Holders of our Class A common stock were entitled to one vote for each share held as of the close of business on May 12, 2020 (the “Record Date”) and holders of our Class B common stock were entitled to ten votes for each share held as of the close of business on the Record Date. The Class A common stock and Class B common stock voted as a single class on all proposals voted on at the Special Meeting. A total of 37,901,467 votes of Class A common stock and a total of 268,950,410 votes of Class B common stock were represented at the meeting in person or by proxy, representing 75.64% of the voting power of the Class A common stock and the Class B common stock (voting together as a single class) entitled to vote at the Special Meeting, which constituted a quorum. Each proposal was approved by the requisite vote of the Company’s stockholders. The voting results for each item of business properly presented at the Special Meeting, as certified by Bloom Energy’s independent inspector of elections, are set forth below:

Proposal No. 1	To approve, in accordance with Section 312.03 of the NYSE Listed Company Manual, the full settlement of conversions in Class B common stock of the Company’s 10.0% Convertible Senior Secured Notes due 2021.

For	Against	Abstain
306,222,495	482,260	153,972

Proposal No. 2	To approve, in accordance with Section 312.03 of the NYSE Listed Company Manual, the full settlement of conversions in Class B common stock of the Company’s 10.0% Convertible Senior Secured Notes due 2021 held by New Enterprise Associates 10, Limited Partnership, KPCB Holdings, Inc. and Foris Ventures, LLC.

For	Against	Abstain
306,193,577	513,026	152,124

Proposal No. 3	To approve, in accordance with Section 312.03 of the NYSE Listed Company Manual, the full settlement of conversions in Class B common stock of the Company’s Amended and Restated Subordinated Secured Convertible Note held by Constellation NewEnergy, Inc.

For	Against	Abstain
306,248,736	457,840	152,151

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BLOOM ENERGY CORPORATION

Date:	June 17, 2020	By:	/s/ Shawn Soderberg
Shawn M. Soderberg
EVP, General Counsel and Secretary